SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of earliest event reported: August 12, 2002

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company") is furnishing as Exhibit 99 hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated August 12, 2002.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATA Holdings Corp. (Registrant)

                                               /s/ Kenneth K.Wolff
                                               Kenneth K. Wolff
                                               Executive Vice President
                                               and Chief Financial Officer


Date: August 12, 2002


Exhibit 99


                                                         August 12, 2002


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Dear Investment Community:

We are pleased to present you with our August 12 ATA Holdings Corp. Investor Update. The operating statistics shown below reflect actual January - July traffic and capacity statistics. Our fuel consumption and expenditures have also been updated to reflect actual statistics, as well as hedging activity. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                                    Sincerely,
                                                    Kenneth K. Wolff
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                            ATA HOLDINGS CORP. INVESTOR UPDATE
                                                    As of August 12, 2002

                                       Expected Capacity (expressed in Available Seat Miles)
                                                           (in millions)

Business Unit                1st Quarter 2002  2nd Quarter 2001  3rd Quarter 2002  4th Quarter 2002  Full Year 2002  Full Year 2003
                                  (Actual)         (Actual)         (Forecast)        (Forecast)       (Forecast)       (Forecast)
Scheduled Service - Jets             2,976            3,247             3,574             3,580          13,377          16,180
                        (yr/yr)       6.8%            11.1%             21.3%             35.4%           18.4%           21.0%

Scheduled Service - Commuter            45               48                64                60             217             320
                        (yr/yr)      45.2%            41.2%             73.0%             36.4%           48.6%           47.5%

Military                               494              510               426               680           2,110           3,110
                        (yr/yr)      -3.3%           -11.7%            -13.2%             19.9%           -1.7%           47.4%

Charter                                790              441               293               340           1,864           1,160
                        (yr/yr)       1.4%           -33.4%            -63.3%             -2.9%          -28.0%          -37.8%

Sub-service                              2                4                 6                 0              12               0
                        (yr/yr)     -75.0%           300.0%            600.0%                NM           33.3%              NM

Total                                4,307            4,250             4,363             4,660          17,580          20,770
                        (yr/yr)       4.6%             1.3%              2.1%             29.3%            8.6%           18.1%


                                      Expected Traffic (expressed in Revenue Passenger Miles)
                                                           (in millions)

Business Unit                  1st Quarter 2002    2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002      Full Year 2002
                                    (Actual)          (Actual)            (Forecast)         (Forecast)            (Forecast)
Scheduled Service - Jets             2,155             2,488             2,729                  2,570                  9,942
                         (yr/yr)      3.2%              6.9%             18.3%                  36.8%                  15.6%

Scheduled Service - Commuter            29                34                39                     40                    142
                         (yr/yr)     31.8%             41.7%             77.3%                  53.8%                  51.1%

Military                               214               253               203                    300                    970
                         (yr/yr)     -7.4%              0.4%            -20.7%                  32.2%                   0.4%

Charter                                633               349               233                    250                  1,465
                         (yr/yr)      9.9%            -30.8%            -65.5%                  -2.0%                 -27.1%

Sub-service                              1                 2                 2                      0                      5
                         (yr/yr)    -80.0%            200.0%            200.0%                     NM                     0%

Total                                3,032             3,126             3,206                  3,160                 12,524
                         (yr/yr)      3.8%              0.6%             -1.7%                  32.4%                   7.3%

                                                           Fuel Outlook

                                1st Quarter 2002   2nd Quarter 2002  3rd Quarter 2002   4th Quarter 2002   Full Year 2002
                                    (Actual)           (Actual)         (Forecast)         (Forecast)        (Forecast)
Price per Gallon                     $0.766            $0.894             $0.895            $0.931             $0.874
Gallons Consumed (000)               60,727            57,209             57,627            60,589            236,152
% Gallons Hedged                         5%               24%                18%                0%                11%
% Gallons Passed Through                35%               26%                30%               26%                29%

                                         AMTR Fleet Summary Year-End 2001 to Year-End 2002

Aircraft Type                     Operating         Change       Operating        Change        Operating
                                   12/31/01      (Projected)      12/31/02     (Projected)       12/31/03
                                   (Actual)                     (Projected)                    (Projected)
Boeing 737-800                        14             +16             30             +1              31
Boeing 757-200                        15              +1             16             -1              15
Boeing 757-300                         5              +5             10             +2              12
Boeing 727-200                        10             -10              0              0               0
Lockheed L1011                        15              -3             12             -3               9
Total Jets                            59              +9             68             -1              67
Saabs                                 11              +6             17              0              17


                                   Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                           (in millions)

                                     1st Quarter 2002    2nd Quarter 2002  3rd Quarter 2002    4th Quarter 2002     Full Year 2002
                                         (Actual)           (Actual)         (Forecast)          (Forecast)          (Forecast)
 Non-Flight Capital Expenditures            ($4)             ($5)              ($9)                 ($5)                 ($23)

 Aircraft Bridge Financing1               ($115)             $115                $0                   $0                    $0

 Aircraft Maintenance and Parts            ($26)             ($8)             ($10)                ($13)                 ($57)
    Total Capital Expenditures            ($145)             $102             ($19)                ($18)                 ($80)

 Aircraft Pre-Delivery Deposit               $11              $12                $2                  $15                   $40
 Returns/(Payments)


1 Reflects purchase of two Boeing 757-300's financed with operating leases in Q2
NM Not meaningful